UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2004

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-30275                   23-3057155
--------------------         ------------------------      --------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
 incorporation)

             One Logan Square
        130 N. 18th St., Suite 2615
        Philadelphia, Pennsylvania                          19103
---------------------------------------------            -------------
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)






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8

Item 7.           Exhibits.

99.1              Press release, issued March 24, 2004.

Item 9.           Regulation FD Disclosure

         I-trax, Inc. held an investor conference call on Wednesday, March 24, 2004. The conference call was accessible by the investing public through an "800" number and publicized through a press release. The purpose of the call was for Frank A. Martin, chairman and chief executive officer of I-trax, and Haywood
D. Cochrane, Jr., vice-chairman of I-trax, to discuss the recently announced merger between Meridian Occupational Healthcare Associates, Inc., which did business as CHD Meridian Healthcare, and I-trax. In the merger CHD Meridian Healthcare merged with and into a wholly owned subsidiary of I-trax. On the conference call, Messrs. Martin and Cochrane discussed the 2003 financial results of I-trax and CHD Meridian Healthcare, individually, and on a pro forma basis as if the merger had been consummated on January 1, 2003. A press release announcing these results is filed as an exhibit to this current report. In addition, Messrs. Martin and Cochrane discussed the following aspects of merged companies business:

     o The merged companies currently anticipate 2004 revenue of approximately $140 to $145 million.

     o In 2003, CHD Meridian's gross margins were approximately 18% and I-trax's gross margins were approximately 65%. Although the merged companies currently anticipate gross margins to remain the same with respect to their historic business, they also currently anticipate gross margin opportunities for incremental, integrated business of approximately 40%.

     o The pro forma 2003 earnings before interest, taxes, depreciation, and amortization (or EBITDA) of the merged companies would have been approximately $2.5 million if the merger had been consummated on January 1, 2003. If, however, I-trax had not incurred $2.4 million of non-cash charges detailed below, and CHD Meridian Healthcare had not incurred merger related costs of approximately $400,000, pro forma 2003 EBITDA for the merged companies would have been approximately $5.3 million. The merged companies currently anticipate 2004 EBITDA to grow by at least approximately 50% over the adjusted pro forma EBITDA of $5.3 million. I-trax's EBITDA figures for 2003 include a one time benefit of $500,000 from life insurance proceeds attributable to the death of a senior executive officer and certain non-cash charges totaling approximately $2.4 million comprised primarily of: $1.4 million for the issuance of securities as compensation for investor relations services, $460,000 intangible asset impairment charge associated with the death of a senior executive officer, $300,000 in connection with the increase in value of certain warrants granted in a private placement, and $200,000 for the write off of costs associated with a terminated acquisition.

     o The reconciliation in computing pro forma EBITDA for I-trax and CHD Meridian Healthcare to their respective financial statements is as follows:



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



         Reconciliation in computing EBITDA from I-trax's financial statements is as follows:

                                                  Year ended       Year ended
                                                  31-Dec-03        31-Dec-02
                                                ---------------  ---------------

Net loss per I-trax's financial statements       (8,058,579)      (9,424,973)

Add back:

     Interest expense and financing costs         2,405,015        1,107,632
     Amortization of debt issuance costs            336,783          187,337
     Depreciation & amortization                  1,702,307        2,045,461
                                                ---------------  ---------------

EBITDA                                           (3,614,474)      (6,084,543)
                                                ===============  ===============



         CHD Meridian Healthcare's reconciliation in computing EBITDA from its stand-alone financial statements is as follows:

                                                     Year ended     Year ended
                                                     31-Dec-03      31-Dec-02
                                                     ------------   ------------

Net income per CHD Meridian Healthcare's
financial statements                                   4,399,000      1,924,000

Add back:

     Interest expense (income) and financing costs       (87,000)      (124,000)
     Income taxes                                        339,000        337,000
     Depreciation & amortization                       1,461,000      1,854,000
                                                     ------------   ------------

EBITDA                                                 6,112,000      3,991,000
                                                     ============   ============





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



         Reconciliation in computing pro forma EBITDA for I-trax and CHD Meridian Healthcare's financial statements is as follows:

                                                 Year ended        Year ended
                                                 31-Dec-03         31-Dec-02
                                                --------------   ---------------

Net loss per merged companies' financial
statements                                      (3,659,579)       (7,500,973)

Add back:

     Interest expense and financing costs        2,318,015           983,632
     Amortization of debt issuance costs           336,783           187,337
     Provision for income taxes                    339,000           337,000
     Depreciation & amortization                 3,163,307         3,899,461
                                                --------------   ---------------

EBITDA                                           2,497,526        (2,093,543)
                                                ==============   ===============


     o A tape of Wednesday's conference call will be available through April 30th by calling 877-710-5298.

Item 12.          Results of Operations and Financial Condition.

A press release issued by I-trax, Inc. on March 24, 2004 is attached hereto as
Exhibit 99.1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                I-TRAX, INC.




Date:  March 25, 2004                           By:   /s/ Frank A. Martin
                                                      ------------------------
                                                Name:   Frank A. Martin
                                                Title:  Chief Executive Officer











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